                            ------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            ------------------------

Date of Report (Date of earliest event reported) January 26, 2002
                                                 ----------------


                           Chopin Venture Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


0-32725                                      88-0492263
---------                                    ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


#203 2955 Gladwin Rd., Abbotsford, BC V2T 5T4, Canada
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (604) 309-6644
---------------------------------------------------

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.
-------  --------------------------------
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
-------  -------------------------------------

         As of January 26, 2002, Chopin Venture Group, Inc., a Nevada corporation (the "Issuer") consummated a transaction, whereby the Issuer acquired all of the issued and outstanding shares of BioPlastic Enterprises Ltd., a British Columbia corporation, ("BEL") in exchange for the issuance by the Issuer of a total of 6,300,000 newly issued restricted shares of common voting stock of the to BEL's shareholder pursuant to the Agreement and Plan of Reorganization, as amended (the "Agreement"), dated as of January 16, 2002, by and between the Issuer and BEL (the "Closing"). As a condition of the closing of the share exchange transaction, certain shareholders, officers and directors of the Issuer cancelled 360,00 shares of common stock of the Issuer following 5-for-1 reverse stock split effected previously by the Issuer. Immediately prior to the share exchange, there were approximately 19,000 shares of the Issuer's common stock issued and outstanding. As a result of the acquisition, there were approximately 6,319,000 shares of common stock issued and outstanding. On January 28, 2002, the Issuer registered on Form S-8 a total of 681,000 shares of common stock for certain consulting, legal services and past remuneration. A total number of shares of common stock outstanding as of February 7, 2002 is 7,000,000.

         BioPlastic Enterprises, Ltd. has acquired the exclusive distribution rights for North America for the raw and finished products which will be manufactured from a unique degradable product formulation. The process is patented in China.

         Upon the Closing, Patricia Morrison-Heller, the Registrant's Secretary and director resigned. The new officer and director of the Registrant who is the designee of BioPlastic Enterprises Ltd., was appointed by the sole remaining director of the Registrant. The new officer and director is:

         NAME                  OFFICE
         ----                  ------
         Daryl Desjardins      President, Treasurer, Secretary and Director

         As of February 2, 2002, Gerry Martin resigned as the officer and director of the Registrant.

         The name of each person known to the Registrant to own more than 5% of the securities of the Registrant, persons issued shares pursuant to the Agreement, the current directors and executive officers of the Registrant and the percentage of the total issued and outstanding Common Stock (the only voting securities) of the Registrant owned by such persons as of the Closing date, is as follows:

                                            AMOUNT OF
NAME AND                                    BENEFICIAL            PERCENT OF
ADDRESS                    DIRECT           OWNERSHIP *           CLASS *
-------                    ------           -----------           -------

Daryl Desjardins (1)                                0                 0%
President and Director

Hidden Valley Power Company Ltd. (1)        6,300,000                90%


All Directors and Officers
as a Group (1 person)                       6,300,000                90%

--------------------

*        Based upon 7,000,000 shares of common stock outstanding as of February
         7, 2002.

         As used in this table, "beneficial ownership"is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to the Company's knowledge the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.


(1) c/o the Issuer's address at #203 2955 Gladwin Rd.,Abbotsford, BC V2T 5T4, Canada. Mr. Desjardins is a 50% shareholder of Hidden Valley Power Company, Ltd.

         As of February 7, 2002, there were approximately 28 shareholders of record.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-------  -------------------------------------------------------------------

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements required by Rule 3-05(b) of Regulation S-X for BioPlastic Enterprises, Ltd. are filed herein.

         (b) PROFORMA FINANCIAL INFORMATION. The pro forma financial information required by Article 11 of Regulation S-K is not yet available, and will be filed by amendment within 75 days from the Closing Date.

                  (c) Exhibits

                           2. Agreement and Plan of Reorganization

                              2.1. Agreement and Plan of Reorganization dated as
                                   of January 16, 2002, be tween the Registrant and BioPlastic Enterprises Ltd.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   February 20, 2002                       CHOPIN VENTURE GROUP, INC.



                                                 By: /S/ Daryl Desjardins
                                                     ---------------------------
                                                     Daryl Desjardins
                                                     President

                              YUME DEVELOPMENT INC.

                              FINANCIAL STATEMENTS

                                      AS AT

                                  JUNE 30, 2001

                              YUME DEVELOPMENT INC.
                              FINANCIAL STATEMENTS

                                      INDEX

                                                                       PAGE

AUDITORS' REPORT                                                         F-1

BALANCE SHEET                                                            F-2

STATEMENT OF EARNINGS AND DEFICIT                                        F-3

STATEMENT OF CASH FLOWS                                                  F-4

NOTES TO THE FINANCIAL STATEMENTS                                        F-5

                                AUDITORS' REPORT



To the Shareholder of Yume Development Inc.

We have audited the balance sheet of Yume Development Inc. as at June 30, 2001 and the statements of earnings and deficit and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2001 and the results of its operations and cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

As required by the Company Act of British Columbia, we report that, in our opinion, these principles have been applied on a basis consistent with that of the preceding year.

We have not examined and thus do not express an opinion on the financial statements for the preceding period.



Vancouver, Canada
October 24, 2001                                           Chartered Accountants

                            YUME DEVELOPMENT INC.
                                  BALANCE SHEET
                                  JUNE 30, 2001

                                                           2001           2000
                                                                       Unaudited


                                     ASSETS
DUE FROM RELATED COMPANY (Note 2)                        $     --      $ 25,000
INCORPORATION COST                                            859           859
                                                         ---------     ---------

                                                         $    859      $ 25,859
                                                         =========     =========
                                  LIABILITIES
CURRENT LIABILITIES
    Accounts payable and accrued liabilities             $  6,774      $    500
    Management fees payable                                45,000            --
                                                         ---------     ---------

                                                           51,774           500
DUE TO AFFILIATED COMPANY (Note 3)                             --        31,661
                                                         ---------     ---------

                                                           51,774        32,161
                                                         ---------     ---------
                           SHARE CAPITAL AND DEFICIT

SHARE CAPITAL (Note 4)                                        100           100
DEFICIT                                                   (51,015)       (6,402)
                                                         ---------     ---------

                                                          (50,915)       (6,302)
                                                         ---------     ---------

                                                         $    859      $ 25,859
                                                         =========     =========



Approved By The Director

                                     Director
------------------------------------


               See accompanying notes to the financial statements

                              YUME DEVELOPMENT INC.
                        STATEMENT OF EARNINGS AND DEFICIT
                        FOR THE YEAR ENDED JUNE 30, 2001

                                                         2001             2000
                                                                       Unaudited


REVENUE (Note 7)                                       $  6,661        $ 25,000
                                                       ---------       ---------

EXPENSES
    Management fees                                      45,000              --
    Travel and accomodation                               4,850              --
    Legal, accounting and audit                           1,307             876
    Office and miscellaneous                                 77              --
    Advertising and  promotion                               40              --
    Bank charges                                             --              16
                                                       ---------       ---------

                                                         51,274             892
                                                       ---------       ---------

EARNINGS (LOSS) FROM OPERATIONS                         (44,613)         24,108

OTHER INCOME                                                 --             208

LOSS ON DISPOSAL OF CAPITAL ASSETS                           --            (386)
                                                       ---------       ---------

NET EARNINGS (LOSS) FOR THE YEAR                        (44,613)         23,930
DEFICIT, BEGINNING OF YEAR                               (6,402)        (30,332)
                                                       ---------       ---------
DEFICIT, END OF YEAR                                   $(51,015)       $ (6,402)
                                                       =========       =========





               See accompanying notes to the financial statements


                                       YUME DEVELOPMENT INC.
                                      STATEMENT OF CASH FLOWS
                                  FOR THE YEAR ENDED JUNE 30, 2001


                                                                               2001        2000
                                                                                         Unaudited
CASH PROVIDED BY (USED FOR)

    OPERATING ACTIVITIES
        Net earnings (loss) for the year                                     $(44,613)   $ 23,930
        Items not involving cash:
           Loss on disposal of capital assets                                      --         386
                                                                             ---------   ---------

                                                                              (44,613)     24,316

        Changes in non-cash working capital items:
           Increase (decrease) in accounts payable and accrued liabilities      6,274        (700)
           Increase in management fees payable                                 45,000          --
                                                                             ---------   ---------

                                                                                6,661      23,616

    INVESTING ACTIVITY
        Advances (to) from related company                                     25,000     (25,000)

    FINANCING ACTIVITY
        Repayment of loan from affiliated company                             (31,661)     (1,963)
                                                                             ---------   ---------

INCREASE (DECREASE) IN CASH                                                        --      (3,347)

CASH, BEGINNING OF YEAR                                                            --       3,347
                                                                             ---------   ---------

CASH, END OF YEAR                                                            $     --    $     --
                                                                             =========   =========

                         See accompanying notes to the financial statements

                              YUME DEVELOPMENT INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED JUNE 30, 2001


1.       SIGNIFICANT ACCOUNTING POLICY

         Use of Estimates

         The presentation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.


2.       DUE FROM RELATED COMPANY

         The loan due from El-Jay Developments Ltd. was unsecured, non-interest bearing and without specified terms of repayment.


3.       DUE TO AFFILIATED COMPANY

         This amount represented the balance owing to MG5 Investments Ltd., another Canadian controlled private corporation owned by the shareholder. The loan was unsecured, non-interest bearing and without specified terms of repayment.


4.       SHARE CAPITAL

         Share capital is represented by the following:

              Authorized:     2,000,000 10% non-cumulative preference shares
                                        with a par value of $1 each
                                100,000 Class A voting common shares without par
                                        value
                                100,000 Class B non-voting common shares without
                                        par value

              Issued:               100 Class A shares             $        100
                                                                   =============


5.       FINANCIAL INSTRUMENTS

         The company's financial instruments consist of accounts payable and accrued liabilities and management fees payable. Unless otherwise noted, it is management's opinion that the company is not exposed to significant foreign exchange, interest or credit risks arising from these financial instruments and that the carrying values approximate their fair values.


6.       STATEMENT OF CASH FLOWS

         Interest and income taxes paid during the year were nil (2000: $nil).

                              YUME DEVELOPMENT INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED JUNE 30, 2001


7.       RELATED PARTY TRANSACTION

         During the year the company received $6,661 (2000: $25,000) for management services provided to a related company.


8.       GOING CONCERN

         These financial statements have been prepared on a going concern basis which contemplates the realization of assets and payment of liabilities in the ordinary course of business. Should the Company be unable to continue as a going concern, it may by unable to realize the carrying value of its assets and to meet its liabilities as they become due.


9.       INCOME TAXES

         At June 30, 2001, the company has losses carried forward for income tax purposes of $55,342 available for deduction against future years' taxable income. If unutilized, these losses will expire in the fiscal years ending as follows:

                  2006                                     $     10,606
                  2008                                           44,736
                                                           -------------

                                                           $     55,342
                                                           =============


10.      SUBSEQUENT EVENT

         Subsequent to year end, the company changed its name to Bioplastic Enterprises Ltd.

                              YUME DEVELOPMENT INC.

                              FINANCIAL STATEMENTS

                                      AS AT

                               SEPTEMBER 24, 2001

                              YUME DEVELOPMENT INC.
                              FINANCIAL STATEMENTS

                                      INDEX

                                                                            PAGE

AUDITORS' REPORT                                                            F-1

BALANCE SHEET                                                               F-1

STATEMENT OF EARNINGS AND DEFICIT                                           F-3

STATEMENT OF CASH FLOWS                                                     F-4

NOTES TO THE FINANCIAL STATEMENTS                                           F-5

                                AUDITORS' REPORT



To the Shareholders of Yume Development Inc.

We have audited the balance sheet of Yume Development Inc. as at September 24, 2001 and the statements of earnings and deficit and cash flows for the three month period then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at September 24, 2001 and the results of its operations and cash flows for the three month period then ended in accordance with Canadian generally accepted accounting principles.

As required by the Company Act of British Columbia, we report that, in our opinion, these principles have been applied on a basis consistent with that of the preceding year.




Vancouver, Canada
October 29, 2001                                           Chartered Accountants

                              YUME DEVELOPMENT INC.
                                  BALANCE SHEET
                               SEPTEMBER 24, 2001

                                                       SEPTEMBER 24,   JUNE 30,
                                                           2001          2001

                                     ASSETS
DEFERRED EXPENDITURES (Notes 1b and 2)                   $ 29,475      $     --
INCORPORATION COST                                            859           859
                                                         ---------     ---------

                                                         $ 30,334      $    859
                                                         =========     =========
                                  LIABILITIES
CURRENT LIABILITIES
    Accounts payable and accrued liabilities             $ 37,590      $  6,774
    Management fees payable                                60,000        45,000
                                                         ---------     ---------

                                                           97,590        51,774
                                                         ---------     ---------
                           SHARE CAPITAL AND DEFICIT

SHARE CAPITAL (Note 3)                                        100           100
DEFICIT                                                   (67,356)      (51,015)
                                                         ---------     ---------

                                                          (67,256)      (50,915)
                                                         ---------     ---------

                                                         $ 30,334      $    859
                                                         =========     =========





Approved By The Directors

                                     Director
------------------------------------

                                     Director
------------------------------------

               See accompanying notes to the financial statements

                              YUME DEVELOPMENT INC.
                        STATEMENT OF EARNINGS AND DEFICIT
               FOR THE THREE MONTH PERIOD ENDED SEPTEMBER 24, 2001

                                                     THREE MONTH
                                                     PERIOD ENDED     YEAR ENDED
                                                     SEPTEMBER 24,      JUNE 30,
                                                         2001             2001


REVENUE                                               $     --         $  6,661
                                                      ---------        ---------

EXPENSES
    Management fees                                     15,000           45,000
    Legal, accounting and audit                            902            1,307
    Advertising and  promotion                             320               40
    Vehicle                                                 78               --
    Office and miscellaneous                                41               77
    Travel and accomodation                                 --            4,850
                                                      ---------        ---------

                                                        16,341           51,274
                                                      ---------        ---------

NET LOSS FOR THE PERIOD                                (16,341)         (44,613)
DEFICIT, BEGINNING OF PERIOD                           (51,015)          (6,402)
                                                      ---------        ---------
DEFICIT, END OF PERIOD                                $(67,356)        $(51,015)
                                                      =========        =========



               See accompanying notes to the financial statements


                                  YUME DEVELOPMENT INC.
                                 STATEMENT OF CASH FLOWS
                   FOR THE THREE MONTH PERIOD ENDED SEPTEMBER 24, 2001

                                                                 THREE MONTH
                                                                 PERIOD ENDED  YEAR ENDED
                                                                 SEPTEMBER 24,  JUNE 30,
                                                                    2001         2001
CASH PROVIDED BY (USED FOR)

    OPERATING ACTIVITIES
        Net loss for the period                                   $(16,341)   $(44,613)

        Changes in non-cash working capital items:
           Increase in accounts payable and accrued liabilities     30,816       6,274
           Increase in management fees payable                      15,000      45,000
                                                                  ---------   ---------

                                                                    29,475       6,661
                                                                  ---------   ---------

    INVESTING ACTIVITIES
        Advances from related company                                   --      25,000
        Deferred expenditures incurred                             (29,475)         --
                                                                  ---------   ---------

                                                                   (29,475)     25,000
                                                                  ---------   ---------

    FINANCING ACTIVITY
        Repayment of loan from affiliated company                       --     (31,661)
                                                                  ---------   ---------

INCREASE (DECREASE) IN CASH                                             --          --

CASH, BEGINNING OF PERIOD                                               --          --
                                                                  ---------   ---------

CASH, END OF PERIOD                                               $     --    $     --
                                                                  =========   =========

                   See accompanying notes to the financial statements

                              YUME DEVELOPMENT INC.
                        NOTES TO THE FINANCIAL STATEMENTS
               FOR THE THREE MONTH PERIOD ENDED SEPTEMBER 24, 2001


1.       SIGNIFICANT ACCOUNTING POLICY

         a)  Use of Estimates

             The presentation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         b)  Amortization of Deferred Expenditures

             The deferred expenditures, as outlined in Note 2, have been capitalized and will be amortized over an appropriate period once operations have commenced. If the project is abandoned or is determined to not be economically viable, the costs will be written off.


2.       DEFERRED EXPENDITURES

         This amount represents costs incurred towards developing a business plan and securing certain licenses and permits to operate the business. The business involves the formation of a joint venture in mainland China which will manufacture disposable products from a biodegradable plastic resin.


3.       SHARE CAPITAL

         Share capital is represented by the following:

                  Authorized:     2,000,000 10% non-cumulative preference shares
                                            with a par value of $1 each
                                    100,000 Class A voting common shares without
                                            par value
                                    100,000 Class B non-voting common shares
                                            without par value

                  Issued:               100 Class A shares            $      100
                                                                      ==========


4.       FINANCIAL INSTRUMENTS

         The company's financial instruments consist of accounts payable and accrued liabilities and management fees payable. Unless otherwise noted, it is management's opinion that the company is not exposed to significant foreign exchange, interest or credit risks arising from these financial instruments and that the carrying values approximate their fair values.


5.       STATEMENT OF CASH FLOWS

         Interest and income taxes paid during the current fiscal period and prior fiscal year were nil.

                              YUME DEVELOPMENT INC.
                        NOTES TO THE FINANCIAL STATEMENTS
               FOR THE THREE MONTH PERIOD ENDED SEPTEMBER 24, 2001


6.       GOING CONCERN

         These financial statements have been prepared on a going concern basis which contemplates the realization of assets and payment of liabilities in the ordinary course of business. Should the Company be unable to continue as a going concern, it may by unable to realize the carrying value of its assets and to meet its liabilities as they become due.


7.       INCOME TAXES

         At September 24, 2001, the company has losses carried forward for income tax purposes of $71,523 available for deduction against future years' taxable income. If unutilized, these losses will expire in the fiscal years ending as follows:

                           2005                            $     10,606
                           2007                                  44,736
                           2008                                  16,181
                                                           -------------

                                                           $     71,523
                                                           =============


8.       RELATED PARTY TRANSACTIONS

         Of the balance in accounts payable and accrued liabilities $10,016 (June 30, 2001: $5,155) is for reimbursement of company expenses incurred by an individual who subsequently became a director and shareholder of the company, and his associate. The management fees incurred which are still outstanding, are owed to two individuals, or a company they control, who became directors and shareholders of the company subsequent to the balance sheet date.


9.       SUBSEQUENT EVENT

         Subsequent to year end, the company changed its name to Bioplastic Enterprises Ltd.